UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                              Amendment Number One
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  July 20, 2005
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA                             0-28331                     84-1047159
(State of Incorporation or  (Commission File Number)        (I.R.S. Employer
organization)                                              Identification No.)

                          12535 ORANGE DRIVE, SUITE 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.02 Termination of a Material Definitive Agreement. China Direct Trading Corporation ("Company") and Beijing Hua Wei Furniture Manufacture Co., Ltd.
(BEWE), a private Chinese company, announced today the termination of the Share Purchase Agreement and the Joint Venture Company Agreement, both dated April 26, 2005, and the underlying, proposed acquisition of 40% of BEWE's equity and the proposed formation of a new joint venture company by CHDT and BEWE. The aforementioned agreements were previously reported in the Company's Form 8-K, dated April 26, 2005.

Attached as Exhibit 99.1 is a press release issued by China Direct Trading Corporation about the termination of the Share Purchase Agreement and Joint Venture Agreement, both dated April 26, 2005.

The attached press release is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT # 99.1 Press Release issued by China Direct Trading Corp. about termination of the agreements underlying a proposed acquisition of 40% of equity of Beijing Hua Wei Furniture Manufacture Co., Ltd. (BEWE) and the proposed formation of a Chinese joint venture company by CHDT and BEWE.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CHINA DIRECT TRADING
                                                  CORPORATION

                                                  Date: July 20, 2005

                                                By: /s/ Howard Ullman
                                                Howard Ullman, Chief
                                               Executive Officer and
                                               President and Chairman